Exhibit 99.2

Greater Bay Bancorp Slide Presentation

for March 10, 2004 Sandler O’Neill & Partners L.P. Financial Services Conference

Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference

March 9-11, 2004

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, the bank subsidiary consolidation, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations, the Company’s ability to maintain its net interest spread, and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses, consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Table of Contents

Agenda

I. Overview of Greater Bay Bancorp

II. Recent Developments

III. Financial Highlights

IV. Looking Forward: Our Strategy for 2004 and Beyond

V. Investment Rationale

VI. Appendix

Overview of Greater Bay Bancorp

Company Snapshot—December 31, 2003

Overview

Company Name

Nasdaq NM

Shares Outstanding

Market Value(1)

Assets

LTM Net Income

Common Equity

Preferred Equity:

Convertible Preferred

Perpetual Preferred

Greater Bay Bancorp GBBK

52.5 million

$1.5 billion

$7.6 billion

$92.0 million

$658.8 million

$91.8 million

$15.3 million

(1) Calculated using closing price of GBBK stock on 3/3/04

Experienced Senior Management Team

Overview

Position Name Years Experience

President & CEO Byron A. Scordelis 25+

Chief Financial Officer Steven C. Smith (1) 25+

Chief Information Officer Gregg Johnson 25+

Chief Risk Officer Kenneth Shannon 20+

Chief Administrative Officer Kimberly Burgess 30+

EVP, Finance and Accounting Shawn E. Saunders 15+

EVP, Human Resources Peggy Hiraoka 25+

Community Bank Presidents 20+ avg.

GBBK Board of Directors 20+ avg.

19 diversified and seasoned directors

Strategic Development Boards 20+ avg.

60 diversified and seasoned members

(1) Announced intention to retire, but will continue his employment during the search process. Upon his retirement, Mr. Smith will serve as a consultant to the Company.

Franchise Overview

Overview

Regional Community Banking

. Formed in late 1996 with merger of Cupertino National Bancorp and Mid-Peninsula Bancorp

. Currently largest independent community bank holding company headquartered in Northern California with assets of $7.6 billion, loans of $4.5 billion and deposits of $5.3 billion

. Diversified financial services company offering a full range of products and services

- Business Banking focus (small and mid-sized businesses)

- Personal Banking presence among high net worth individuals, owners/managers of business banking clients and custom banking for individuals

- Trust and investment services

- Insurance brokerage services

Franchise Overview

Overview

. Unique characteristics of GBBK

- “Regional Community Banking” – maintain strong community involvement in order to fully understand client’s business and personal needs

- Opportunistic and strategic acquirer of financial services companies

. On February 1, 2004, the banks were consolidated into a single national charter, but will continue to maintain their local names and community identification

. Eleven community banks (as dba’s) with 42 offices in 8 counties located in the San Francisco Bay area

Acquisition Strategy - “Ring the Bay”

Overview

Greater Bay now has a presence in all of the key sub-markets of the San Francisco Bay Area

1996

2004

Successful Acquisition Strategy

Overview

14 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

Assets At

Date Seller Acquisition

12/97 Peninsula Bank of Commerce $ 200

05/98 Golden Gate Bank $ 150

08/98 Pacific Business Funding $ 15

05/99 Bay Area Bank $ 200

10/99 Bay Bank of Commerce $ 200

01/00 Mt. Diablo National Bank $ 250

05/00 Coast Commercial Bank $ 400

07/00 Bank of Santa Clara $ 400

10/00 Bank of Petaluma $ 200

11/00 The Matsco Companies $ 285

03/01 CAPCO Financial Company, Inc. $ 15

12/01 San Jose National Bank $ 680

03/02 ABD Insurance and Financial Services N/A(1)

07/03 Sullivan & Curtis Insurance Brokers N/A(2)

(1) Gross annual revenues of $110 million

(2) Gross annual revenues of $10 million

Business Lines

Overview

Diversified Financial Services Provider

Total Assets: $7.6 Billion

Regional Banking

Single Bank with 11 Banks as “dba”

42 Offices

Local Client Decision Making

Local Management and Board

Assets of $6.1 Billion

Insurance (1)

Premiums > $1 billion

Revenue > $120 million

Offering P&C, D&O, Employee Benefits, 401(k) Products

Specialty Finance

International/Trade Finance

Leasing

Factoring

Asset Based Lending

SBA Lending

Assets of $0.9 Billion

Wealth Management

Trust

Private Banking

Assets under management of $0.6 Billion

(1) No underwriting risk.

Recent Developments

Recent Developments

Recent Developments

. Insurance brokerage operations expanded to improve non-interest income diversification

. Legal charter consolidation effective February 1, 2004

. Charter consolidation in progress – 18 month process

. Enhanced enterprise-wide risk management processes implemented

Charter Consolidation

Recent Developments

October 2003

Approved by GBBK and subsidiary banks

October 2003

Public announcement

Application Process

January 2004

Final approval of application

February 2004

Legal charter consolidation

Integration / Consolidation (12-18 months)

Potential Benefits

. Greater efficiency

. Maintain community presence and relationships

. Optimize resource allocation

. Enhance product development

. Improve relationship pricing

. Enhance risk management

. Reduce operational / regulatory complexity

Enhanced Risk Management

Recent Developments

Focus on infrastructure – Key Accomplishments in 2003

. Hired Chief Risk Officer

. Established dedicated risk management department

- Compliance

- Credit review

- Internal audit

- Risk management / assessments

- Insurance

. Met all risk management requirements under cure agreement

- Sustained compliance

. Engaged E-Risk to assist in establishing capital-at-risk model

- Understand and optimize capital allocation and returns

- ?Evaluate credit portfolio concentration and limits

. Enhanced capital and IRR analysis and stress testing

ABD Insurance and Financial Services

Recent Developments

We completed the acquisition of ABD Insurance and Financial Services (currently the 20th largest commercial insurance brokerage agency in the country) in March 2002

It has been a very successful partnership and, during 2003, ABD provided $117.5 million in fee income with no underwriting risk

Significant Growth in Insurance Income

Recent Developments

Ins. Fee Inc ($mm) Ins. Fee Inc / Total Rev.

21.5%

$27.6

Jun-02

18.4%

$26.4

Sep-02

19.8%

$23.7

Dec-02

25.3%

$30.6

Mar-03

24.1%

$27.9

Jun-03

26.8%

$31.2

Sep-03

24.0%

$27.7

Dec-03

Insurance Fee Income

Insurance Fee Income / Total Revenue

ABD Insurance and Financial Services

Recent Developments

. Product Focus

- P & C

- D & O

- Employee benefits

- 401K products

. Great opportunity for cross selling relationships

. ABD completed the acquisition of Sullivan and Curtis Insurance Brokers in July 2003

- The firm generates annual revenues of approximately $10 million

- The acquisition was neutral to 2003 earnings and marginally accretive to 2004 earnings

Financial Highlights

Q4 2003 Financial Highlights

Financial Highlights

. Net Income—$21.4 million QTD and $92.0 million for the full year

. Fully Diluted EPS—$0.37 QTD and $1.62 for the full year

. Return on Average Assets of 1.10% QTD and 1.16% for the full year

. Return on Average Tangible Assets (1) of 1.13% QTD and 1.19% for the full year

. Return on Average Common Equity of 13.05% QTD and 14.52% for the full year

. Return on Average Tangible Equity(2) of 16.26% QTD 21.30% for the full year

(1) Average tangible assets includes total assets, less average goodwill and intangibles of $212.5 million for the quarter and $201.5 million YTD

(2) Average tangible equity includes average convertible preferred stock of $91.8 million for the quarter, $80.6 million YTD and excludes average intangibles of $212.5 million for the quarter and $201.5 million YTD

Q4 2003 Financial Highlights

Financial Highlights

. Non-interest income $40.5 million – 35% of Total Revenue QTD and $469.4 million – 37% of Total Revenue for the full year

. Deposit Growth – 0.77% year over year

. Core Deposit Growth – 3% year over year excluding brokered deposits Loan Growth – $36.3 million in year over year loan growth in our business portfolio offset by payoffs in Shared National Credit (SNC) portfolio ($43.2 million) and real estate construction portfolio ($173.9 million)

Net Interest Margin

Financial Highlights

. GBBK is asset sensitive

. Over the last year, MBS portfolio has declined approximately $415 million as planned

. Investment strategy continues to be to invest in short duration securities

- Give up current yield for stable value

- Position Company to take advantage of rising rates in 2004 and beyond

Net Interest Margin

Financial Highlights

Management in a Volatile Environment

7.80%

5.50%

12/98

8.50%

5.29%

12/99

9.50%

5.56%

12/00

5.00%

4.86%

12/01

4.54%

4.25%

12/02

4.33%

4.00%

12/03

GBBK’s Avg. Margin down 123 bps

Prime Rate down 550 bps

Non-Interest Income (1)

Financial Highlights

. Grow insurance agency fees

. Expand wealth management capability

2001

% of Total

Total $ Revenue

$ 44.8 12.7%

2002

% of Total

Total $            Revenue

$ 155.5 31.0%

2003

% of Total

Total $            Revenue

$ 171.5 37.0%

(1) As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months insurance agency commissions and fees totaling $88.5 million with a full year in 2003. There were no such insurance agency commissions in 2001.

Credit Quality

Financial Highlights

. Credit quality generally stable

-	In spite of recent weakness in regional economy

. Loan loss reserves continue to exceed our peers

. Current outstandings in the non-relationship SNC portfolio have been reduced to less than $20 million

. Attention to relationship-based business, portfolio concentrations, and discipline in underwriting remain at the core of credit culture.

Credit Quality

Financial Highlights

NON-PERFORMING ASSETS $            in millions Q4 2003 Q3 2003 Variance

Commercial $ 14.4 $ 8.1 $ 6.3

Real Estate Term and Construction 17.1 17.4 (0.3)

SBA 4.8 6.4 (1.6)

Shared National Credits 12.7 15.2 (2.5)

Venture Banking Group 3.5 3.6 (0.1)

Specialty Finance 8.6 6.7 1.9

Other 0.6 0.7 0.1

Total Non-performing Loans 61.7 58.1 3.6

OREO 0.0 0.0 0.0

Total Non-performing Assets $ 61.7 $ 58.1 $ 3.6

Non-performing Loans to Total Loans 1.37% 1.26% 0.11%

Non-performing Assets to Total Assets 0.81% 0.75% 0.06%

Credit Quality

Financial Highlights

Q4 2003

Reserves/ EOP Loans

2.77%

GBBK

1.54%

Peer (1)

NPAs/ Total Assets

0.81%

GBBK

0.44%

Peer (1)

Net Charge Offs/ Average Loans

0.81%

GBBK

0.45%

Peer (1)

Reserves/ NPAs

204%

GBBK

256%

Peer(1)

(1) Custom peer group defined by GBBK – see schedule A

Credit Quality

Financial Highlights

Trends in the Level of Allowance and Charge-offs

Quarter Ending

YTD Annualized Net Charge-offs

GBBK Allowance as        % of Loans

UBPR Peer Allowance as        % of Loans

Credit Quality

Financial Highlights

Net Charge-offs Peaked in 2002 $            in millions

CRE &

Total Matsco SNC Other C&I Construction Consumer

2001 $ 25.2 $ 0.7 $ 15.2 $ 11.4 -$ 2.4 $ 0.4

2002 $ 54.8 $ 17.5 $ 13.8 $ 13.5 $ 9.5 $ 0.5

2003 $ 31.6 $ 9.5 $ 10.1 $ 5.8 $ 5.3 $ 0.9

Commercial Real Estate Loan Portfolio

Financial Highlights

Term Loans (12/31/03)

Warehouse 4%

Self Storage 3%

Office 38%

Retail 15%

Industrial 11%

Hotel/Motel 9%

Other RE

8%

R&D 5%

1-4 SFR 4%

Multifamily 3%

Total: $1,733.0 mm

Construction Loans (12/31/03)

Warehouse 1%

1-4 SFR 52%

Office 20%

Multifamily 12%

Self Storage 4%

Other RE 3%

Hotel/Motel 1%

Retail 5%

Industrial 2%

Total: $431.3 mm

Real Estate Term Loan Portfolio

Financial Highlights

By Owner Occupied (12/31/03)

SFR 4%

Owner Occupied / Owner Operator 42%

Non-Owner Occupied 54%

By County (12/31/03)

Sacramento 1%

Solano 1%

Placer 1%

Santa Clara 36%

San Mateo 13%

Alameda 13%

San Francisco 7%

Other 6%

Santa Cruz 6%

Contra Costa 5%

Marin 4%

Sonoma 5%

Monterey 2%

Total: $1,733.0 mm

Real Estate Construction Loan Portfolio

Financial Highlights

By Owner Occupied (12/31/03)

Owner Occupied / Owner Operator 23%

Non-Owner Occupied 25%

SFR 52%

By County (12/31/03)

Solano 2%

Sacramento 1%

Santa Clara 35%

San Francisco 16%

San Mateo 12%

Santa Cruz 10%

Alameda 9%

Contra Costa 5%

Marin 4%

Other 2%

Orange 2%

Sonoma 2%

Total: $431.3 mm

Capital Strength

Financial Highlights

Peer Top 75

GBBK (1) Group (2) Banks (3) Minimum to be

12/31/03 12/31/03 12/31/03 Well-Capitalized

Tangible Equity Ratio 7.33% 7.14% 6.90% N/A

Leverage Ratio 9.98% 8.09% 7.61% 5.00%

Tier I Risk Based Capital 12.87% 11.13% 10.26% 6.00%

Total Risk Based Capital 14.13% 13.45% 13.17% 10.00%

(1) Tangible Equity includes Shareholders’ Equity, Convertible Preferred Stock and REIT Preferred Securities, less Goodwill and Other Intangibles.

(2) Custom peer group defined by GBBK – see schedule A

(3) Top 75 banks by asset size at December 31, 2003

Capital Strength

Financial Highlights

. Emphasis on increasing capital ratios during the past year has resulted in tangible equity to asset ratio of 7.33%, up from 6.40% at December 31, 2002

. All other capital ratios are substantially in excess of regulatory well capitalized guidelines and peers

Economic Capital as a Foundation for Enterprise-wide Risk Management Financial Highlights

. We are utilizing an economic capital allocation model developed by ERisk that incorporates economic factors, historical factors and our actual operating results to measure our capital levels in relation to our risk profile

. Results show returns on risk adjusted capital by business line

. Results provide framework, based on risk appetite correlated to ratings targets, to optimize capital allocation for enhancing shareholder returns

Required Economic Capital Formulated to GBBK Risk Appetite(1)

Financial Highlights

. This chart provides an initial look at GBBK’s economic capital position vs. the economic capital required to achieve various credit ratings

. GBBK’s Tangible Equity does not include the value of ABD which currently is locked up in goodwill, but is worth more today than when we acquired ABD in early 2002

. GBBK’s Tangible Equity does not include an allocation of loan loss reserves in excess of expected losses – a very conservative assessment

$            in millions (2)

$322

BB

$355

BBB

$411

A

$510

GBBK Tangible Actual

(1) No impact on regulatory capital ratios which continue to be maintained above well-capitalized levels

(2) Data as of 12/31/03

Return on Risk Adjusted Capital by Business Unit

Financial Highlights

Risk

Economic Adjusted

Capital Q4 2003 Return on

$            in millions Required(1) Net Income(2) Capital(3)

Core Banks $ 332 $ 18.7 22%

ABD 33 0.8 10%

Greater Bay Trust 2 0.3 60%

Matsco 44 1.6 15%

Total Required 411 21.4 21%

Excess Capital 99 0 0%

Total Greater Bay $ 510 $ 21.4 17%

(1) Required for A/A2 rating per ERisk model

(2) Net Income rounded to nearest million

(3) Annualized

Looking Forward: Our Strategy for 2004 and Beyond

Looking forward

“The economy of the Bay Area took a major blow from the post-2000 downturn, and the damage received maximum publicity from a fascinated world.”

McKinsey & Company/Bay Area Council

“Downturn and Recovery in Restoring Prosperity” Economic Profile

January 2004

EXHBIT 14 – VENTURE CAPITAL REPRESENTS A SIGNIFICANT BUT VOLATILE FINANCIAL INFLOW IN THE BAY AREA COMPANY

EXHIBIT 15 – THE COLLAPSE OF THE “BUBBLE”…

Looking forward

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over most other comparable regions in the country.”

McKinsey & Company/Bay Area Council

“Downturn and Recovery in Restoring Prosperity” Economic Profile

January 2004

EXHIBIT 1 - BAY AREA HAS MAINTAINED ITS IMPRESSIVE PRODUCTIVITY LEAD DURING THE ECONOMIC DOWNTURN

EXHIBIT 4 – BAY AREA GDP IS FAIRLY DIVERSIFIED ACROSS INDUSTRIES

EXHIBIT 6 – AS A RESULT, BAY AREA HAS SIGNIFICANTLY INCREASED ITS SHARE OF FORTUNE 500 COMPANIES REVENUE…

EXHIBIT 10 – BAY AREA EXPORTS MORE OF ITS MANUFACTURED PRODUCTS THAN REST OF U.S.

Strategic Goals

Looking forward

. Reaching greater critical mass in the Company’s market areas

. Generating increased fee income through cross-selling broader services

. Continue to diversify revenue stream

. Continue to mitigate and proactively manage risk

. Opportunistic market expansion

Mitigate and Proactively Manage Risk

Looking forward

. Enterprise-wide Risk Management

. Maintain Credit Quality

. Loan Concentration Analysis

. Focus on Relationships

. Economic Capital Analysis

. Interest Rate Risk Management

Market Concerns About GBBK

Looking forward

. The Northern California economy, the state deficit, the dot com fall-out and the technology industry in Silicon Valley

. Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area

. Impact of additional Fed rate decreases on net interest margin

. Market perception of GBBK’s credit quality and overall risk profile

. Ability to grow loans

Guidance

Looking forward

. Loan growth

- Ranging from the low single to mid-single digits

. Deposit growth

- Core deposit growth in the mid-single digits, offset by continued reductions in our non-core funding sources, primarily institutional deposits—net result will be a low single digit growth rate in total deposits.

Guidance

Looking forward

. Net interest margin

- Current consensus recognized economic forecasts predict that there will be at least two 25 basis point increases in short-term market interest rates in mid to late 2004, which would result in our average net interest margin increasing by 10—30 bps depending on the timing of the rate increases.

. Credit quality – net charge offs estimated to be in the 60-70 bps range for 2004

Investment Rationale

Well Positioned for an Economic Upturn

Investment Rationale

. Our franchise provides competitive opportunities

. Asset sensitive balance sheet

. Internal capital generation will support future growth

. Stable credit quality

. Increase in fee income from insurance agency and wealth management

. Increased business activity will bring higher commercial loan volume

Long Term Shareholder Returns (1)

Investment Rationale

11/27/96 – 3/1/04

GBBK

S&P Bank Index

S&P 500

Nasdaq Bank Index

(1) Total shareholder return, including the reinvestment of dividends

Appendix

Schedule A – Custom Peer Group Appendix

Allfirst Financial, Inc.

Associated Banc-Corp

BancorpSouth, Inc. Bank of Hawaii Corporation

BOK Financial Corporation

Bremer Financial Corporation

Central Bancompany

Citizens Banking Corporation

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancorp, Inc.

Commerce Bancshares, Inc.

Community First Bankshares, Inc.

Cullen/Frost Bankers, Inc.

F.N.B. Corporation

FBOP Corporation

First Banks, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First National of Nebraska, Incorporated

Firstbank Holding Company of Colorado

FirstMerit Corporation

Fulton Financial Corporation

Greater Bay Bancorp

Hibernia Corporation

Hudson United Bancorp

International Bancshares Corporation

Mercantile Bankshares Corporation

Old National Bancorp

Provident Financial Group, Inc.

RBC Centura Banks, Inc.

Riggs National Corporation

Sky Financial Group Inc.

South Financial Group, Inc. (The)

Southwest Bancorporation of Texas, Inc.

Susquehanna Bancshares, Inc.

Synovus Financial Corp.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation